Principal Funds, Inc.
Supplement dated December 13, 2021
to the Prospectus dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR THE FOLLOWING FUNDS

SAM Balanced Portfolio
SAM Conservative Balanced Portfolio
SAM Conservative Growth Portfolio
SAM Flexible Income Portfolio
SAM Strategic Growth Portfolio
Effective January 1, 2022, in the Investment Advisor and Portfolio Managers section, add the following alphabetically:

•Brody Dass (since 2022, Portfolio Manager)

On or about February 4, 2022, in the Investment Advisor and Portfolio Managers section, delete Gregory L. Tornga.

MANAGEMENT OF THE FUNDS
Effective January 1, 2022, under The Manager and Advisor, in the Advisor: Principal Global Investors, LLC section, add the following alphabetically to the list of portfolio managers:

Brody Dass has been with Principal® since 2015. He earned a bachelor’s degree from the University of Iowa. Mr. Dass has earned the right to use the Chartered Financial Analyst designation.

On or about February 4, 2022, under The Manager and Advisor, delete all references to Gregory L. Tornga.